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                                                                   EXHIBIT 10.34
                                                CONFIDENTIAL TREATMENT REQUESTED

                             DISTRIBUTION AGREEMENT

         This DISTRIBUTION AGREEMENT (the "Agreement") is made effective as of March 11th, 1999 (the "Effective Date") by and between MELET SCHLOESING Laboratoires ("MELET") and ABAXIS, Inc., a California corporation ("ABAXIS").

                                    RECITALS

         A. ABAXIS is the manufacturer of blood biochemistry analyzers described in Exhibit A, attached (the "ABAXIS Products").

         B. MELET is the manufacturer of blood hematology analyzers described in Exhibit B, attached (the "MELET Products").

         ABAXIS and MELET desire to enter into a non-exclusive distribution agreement whereby ABAXIS will distribute MELET Products in the territory described in Exhibit C, attached and MELET will distribute ABAXIS Products in the territory described in Exhibit D, attached.

ITEM 15. DEFINITIONS.

1. "INSTRUMENTS" MEANS THE ELECTROMECHANICAL DEVICES, WHICH ARE MORE FULLY DESCRIBED IN EXHIBIT A AND EXHIBIT B TO THIS AGREEMENT.

2. "DISCS" MEANS THE REAGENT DISCS, OR ROTORS, WHICH ARE MORE FULLY DESCRIBED IN EXHIBIT A TO THIS AGREEMENT.

3. "REAGENTS" MEANS THE CONSUMABLE PRODUCTS, WHICH ARE MORE FULLY DESCRIBED IN EXHIBIT B TO THIS AGREEMENT.

4.       "PRODUCTS" MEANS THE INSTRUMENTS, DISCS AND THE REAGENTS.

5.       "PARTIES" MEANS ABAXIS AND MELET.

6. "SELLING PARTY" MEANS THE PARTY THAT IS SELLING THE PRODUCTS TO THE PURCHASING PARTY.

7. "PURCHASING PARTY" MEANS THE PARTY THAT IS PURCHASING THE PRODUCTS FROM THE SELLING PARTY.

ITEM 16. PURCHASE AND DISTRIBUTION RIGHTS.

1. PURCHASE RIGHTS. THE SELLING PARTY WILL SELL TO THE PURCHASING PARTY THE PRODUCTS FOR DISTRIBUTION ACCORDING TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

2. DISTRIBUTION RIGHTS. SUBJECT TO THE TERMS OF THIS AGREEMENT, THE SELLING PARTY GRANTS THE PURCHASING PARTY, AND THE PURCHASING PARTY ACCEPTS, THE NON-EXCLUSIVE, NON-TRANSFERABLE RIGHT TO DISTRIBUTE THE PRODUCTS SOLELY TO CUSTOMERS LOCATED WITHIN THE TERRITORY. THE PURCHASING PARTY MAY NOT TRANSFER ANY OF THESE RIGHTS TO ANY SUB-PURCHASING PARTY EITHER IN THE EMPLOY OR IN ANY OTHER WAY ASSOCIATED WITH THE PURCHASING PARTY. THE PURCHASING PARTY SHALL NOT HAVE ANY RIGHTS TO DISTRIBUTE THE PRODUCTS TO CUSTOMERS LOCATED OUTSIDE THE TERRITORY AND SHALL ENSURE THAT ALL ENTITIES IN ITS DISTRIBUTION CHANNEL ARE PROHIBITED FROM PROMOTING, SELLING AND SERVICING THE PRODUCTS OUTSIDE THE TERRITORY. FAILURE TO ENSURE SUCH RESTRICTED ACTIVITIES OUTSIDE THE TERRITORY SHALL BE DEEMED A MATERIAL BREACH OF THIS AGREEMENT. THE PURCHASING PARTY SHALL NOT HAVE ANY RIGHTS TO SELL THE REAGENTS/ROTORS AND/OR TO

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*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

         GIVE SERVICE TO OTHER CUSTOMERS THAN THEIR OWN (CUSTOMERS HAVING PURCHASED INSTRUMENTS FROM THE PURCHASING PARTY) IN THEIR TERRITORY, EXCEPT AS EXPRESSLY PERMITTED IN WRITING BY THE SELLING PARTY.

3. DISTRIBUTION OBLIGATIONS OF THE PARTIES. DURING THE TERM OF THIS AGREEMENT, THE PURCHASING PARTY WILL,

                  i. Obtain all reasonable governmental approvals and make all governmental registrations and filings necessary to import the Products into the territory and to distribute the Products in the territory, including obtaining approvals to import and distribute each lot of Discs and Reagents that the Parties purchase under this Agreement;

                  ii. If any approval or registration of this Agreement shall be required to make it enforceable in the territory, or to comply with exchange regulations or other requirements so as to allow remittance abroad of payment as required in this Agreement, the Purchasing Party shall immediately take all required action and pay all required charges to obtain such approvals and registrations. The Purchasing Party shall keep the Selling Party informed of the status of all efforts relating to such approvals and registrations, and the Selling Party shall be under no obligation to ship Products to the Purchasing Party thereunder until the Purchasing Party has provided the Selling Party with satisfactory evidence that such approval or registration is not required or that it has been obtained;

                  iii. Use its best efforts to promote the sales of the Products to customers located in the territory;

                  iv. Provide and maintain an adequately staffed, equipped and trained sales organization, whose members will be able to explain in detail to customers the specification, features and benefits of the products and the differences between the Products and competitive products;

                  v. Provide sales and market data reports on a calendar quarter basis, and at the Selling Party's request, including customer identities, instrument information, sales volume, and other information relating to the actual and potential market for the Products in the territory;

                  vi. Keep the Parties informed concerning problems encountered and their resolutions, and communicate promptly to each other any and all modifications, design changes or improvements of the Products suggested by any customer of the Purchasing Party or any employee or agent of the Purchasing Party (the Parties agree that the Selling Party shall be and remain the sole and exclusive owner of all such information related to their own Products); and

                  vii. Purchase, during each of the periods described in Exhibit F, attached to this Agreement, at least the minimum quantities of orders of the Products as set forth in Exhibit F. Failure to purchase such minimum quantities or orders shall be deemed a material breach of this Agreement.

ITEM 17. PRICE, TAXES.

1. PRICE. THE PRICE FORMULA FOR THE PRODUCTS IS SET FORTH IN EXHIBIT A ("ABAXIS PRODUCT DESCRIPTION AND PRICE LIST") AND EXHIBIT B ("MELET PRODUCT DESCRIPTION AND PRICE LIST") TO THIS AGREEMENT.

2. PRICE CHANGES. AFTER ONE (1) YEAR, THE SELLING PARTY RESERVES THE RIGHT TO AMEND THE PRICES SHOWN ON THE PRICE LISTS UPON NINETY (90) DAYS PRIOR WRITTEN NOTICE TO THE PURCHASING PARTY. NO INCREASE IN PRICES OR REDUCTION IN DISCOUNTS WILL APPLY TO ITEMS FOR WHICH FIRM ORDERS (AS DEFINED IN SECTION 5.1 BELOW) ARE ACCEPTED BY THE SELLING PARTY BEFORE THE EFFECTIVE DATE OF THE CHANGE. THE PURCHASING PARTY WILL HAVE THE BENEFIT OF ANY REDUCTION IN PRICES OR INCREASE IN DISCOUNTS FOR FIRM ORDERS ACCEPTED BUT NOT SHIPPED BEFORE THE EFFECTIVE DATE OF SUCH CHANGE. IN CASE OF ANY PRICE MODIFICATIONS FROM THE SELLING PARTY, THE PURCHASING PARTY WILL HAVE THE RIGHT TO RECONSIDER THE MINIMUM PURCHASE REQUIREMENTS IN EXHIBIT F. THE SELLING PRICES OFFERED BY THE SELLING PARTY TO THE PURCHASING PARTY SHALL NEVER BE HIGHER (MORE EXPENSIVE) THAN THE SELLING PRICES OFFERED BY THE SELLING PARTY TO ANOTHER

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         DISTRIBUTOR, REPRESENTATIVE AGENT, SUB-DEALER OR ALL OTHER COMPANIES
         WHICH HAVE THE RIGHT TO SELL THE PRODUCT IN THE SAME TERRITORY AS THE PURCHASING PARTY AS DEFINED IN TERRITORY IN EXHIBIT C AND EXHIBIT D.

3. TAXES. THE PURCHASING PARTY SHALL PAY FOR ALL SALES, USE, VALUE-ADDED, AND OTHER TAXES (EXCEPT TAXES ON EACH PARTY'S NET INCOME), AND ALL CUSTOMS, DUTIES, AND TARIFFS NOW OR HEREAFTER CLAIMED OR IMPOSED BY ANY GOVERNMENTAL AUTHORITY UPON THE SALE OF THE PRODUCTS TO THE PURCHASING PARTY, OR UPON PAYMENTS TO EACH OTHER UNDER THIS AGREEMENT.

ITEM 18. PAYMENT.

1. INSTRUMENT PAYMENT OFFSET. THE PURCHASING PARTY IS NOT REQUIRED TO PAY THE SELLING PARTY FOR THE PRODUCTS PURCHASED UNDER THIS AGREEMENT AS LONG AS THE RATIO OF PRODUCTS PURCHASED IS EQUAL TO ABAXIS PURCHASE OF ONE AND A HALF (1-1/2) MELET INSTRUMENTS FOR EACH MELET PURCHASE OF ONE
         (1) ABAXIS INSTRUMENT. THIS RATIO WILL BE TESTED EVERY TWO MONTHS ENDING FEBRUARY 28, APRIL 30, JUNE 30, AUGUST 31, OCTOBER 31, DECEMBER 31 AFTER THE EFFECTIVE DATE. SHOULD THE RATIO NOT EQUAL THE ABOVE FORMULA, THEN PAYMENT WILL BE REQUIRED AS DESCRIBED IN 4.3.

2. DISC, REAGENT, ACCESSORY AND SPARE PARTS PAYMENT. PAYMENTS TO THE SELLING PARTY FOR DISCS, REAGENTS, ACCESSORIES AND SPARE PARTS PURCHASED BY THE PURCHASING PARTY SHALL BE REQUIRED AS DESCRIBED IN 4.3.

3. PAYMENT TO THE SELLING PARTY. PAYMENTS UNDER THIS AGREEMENT TO THE SELLING PARTY ARE DUE SIXTY DAYS (60) AFTER INVOICE DATE AND WILL BE MADE IN UNITED STATES DOLLARS FOR MELET PAYMENT TO ABAXIS AND IN EUROS FOR ABAXIS PAYMENT TO MELET, FREE OF ANY CURRENCY CONTROL OR OTHER RESTRICTIONS, BY WIRE TRANSFER TO THE SELLING PARTY BANK ACCOUNT DESIGNATED BY THE SELLING PARTY. THE PURCHASING PARTY WILL BEAR ANY FEES ASSOCIATED WITH THE WIRE TRANSFER. CREDIT TERMS MAY BE EXTENDED TO THE PURCHASING PARTY AT THE COMPLETE DISCRETION OF THE SELLING PARTY AND THE SELLING PARTY MAY REQUIRE ALL PAST DUE PAYMENTS PRIOR TO RELEASE OF PRODUCTS TO THE PURCHASING PARTY. THE SELLING PARTY RESERVES THE RIGHT, UPON WRITTEN NOTICE TO THE PURCHASING PARTY, TO DECLARE ALL SUMS IMMEDIATELY DUE AND PAYABLE IN THE EVENT OF A BREACH BY A PARTY OF ANY OF ITS OBLIGATIONS TO THE SELLING PARTY, INCLUDING THE FAILURE OF THE PURCHASING PARRY TO COMPLY WITH CREDIT TERMS. FURTHERMORE, THE SELLING PARTY RESERVES THE RIGHT AT ALL TIMES EITHER GENERALLY OR WITH RESPECT TO ANY SPECIFIC ORDER, TO VARY, CHANGE, OR LIMIT THE AMOUNT OR DURATION OF CREDIT TO BE ALLOWED TO THE PURCHASING PARTY. THE PAYMENT DELAY OFFERED BY THE SELLING PARTY TO THE PURCHASING PARTY SHALL NEVER BE SHORTER THAN THE PAYMENT DELAY OFFERED BY THE SELLING PARTY TO ANOTHER DISTRIBUTOR, REPRESENTATIVE AGENT, SUB-DEALER OR ALL OTHER COMPANIES WHICH WILL HAVE THE RIGHT TO SELL THE PRODUCTS IN THE SAME TERRITORY AS THE PURCHASING PARTY AS DEFINED IN EXHIBIT C AND EXHIBIT D.

ITEM 19. ORDERS.

1. FORECAST; FORM OF ORDERS. THE PURCHASING PARTY WILL PROVIDE THE SELLING PARTY WITH A GOOD FAITH ROLLING TWELVE-MONTH FORECAST OF ITS REQUIREMENTS EVERY THREE (3) MONTHS. THE PURCHASING PARTY WILL PURCHASE PRODUCTS FROM THE SELLING PARTY BY THE ISSUANCE OF FIRM WRITTEN PURCHASE ORDERS ("FIRM ORDERS") SPECIFYING THE QUANTITY OF EACH PRODUCT ORDERED AND THE SHIPPING DATE OR DATES FOR SHIPMENT THEREOF. PURCHASE ORDERS WILL SPECIFY RELEASE DATES NOT LESS THAN SIXTY (60) CALENDAR DAYS AFTER RECEIPT OF THE FIRM ORDER NOR MORE THAN ONE HUNDRED EIGHTY
         (180) CALENDAR DAYS AFTER RECEIPT OF THE FIRM ORDER UNLESS SPECIFICALLY AGREED BY THE SELLING PARTY. EACH PURCHASE ORDER ISSUED HEREUNDER WILL BEAR THE FOLLOWING STATEMENT:

"This Purchase Order is placed pursuant to the Distribution Agreement between the Parties."

         All purchase orders are subject to acceptance by the Selling Party at its home office and no order shall become binding on the Selling Party until accepted in writing. All orders shall be addressed by the Purchasing Party to the Selling Party who will have two (2) weeks to accept and confirm the order. None of the preprinted terms or conditions of any purchase order will amend or supplement this Agreement even if accepted by the Selling Party.

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2.       INCREASES. THE PURCHASING PARTY MAY REQUEST AN INCREASE IN THE
         QUANTITIES OF PRODUCTS ORDERED UNDER A FIRM ORDER AND THE SELLING PARTY WILL BE OBLIGATED TO HONOR SUCH REQUEST ONLY IF THE INCREASED QUANTITY DOES NOT EXCEED 30% OF THE ORIGINAL ORDER, SUBJECT TO REASONABLE ALLOCATION AMONG ITS CUSTOMERS IN THE EVENT OF LIMITED SUPPLY; PROVIDED HOWEVER, THAT THE SELLING PARTY WILL ONLY BE OBLIGATED TO USE COMMERCIALLY REASONABLE EFFORTS TO SATISFY SUCH ADDITIONAL DEMAND IF THE REQUEST IS RECEIVED LESS THAN SIXTY-ONE (61) CALENDAR DAYS PRIOR TO THE SCHEDULED SHIPMENT DATE FOR THAT ADDITIONAL DEMAND.

3. CANCELLATION AND DEFERMENT. ALL OR ANY PORTION OF A REQUEST FOR SHIPMENT RELEASE MAY NOT BE DEFERRED OR CANCELED LESS THAN SIXTY-ONE
         (61) DAYS PRIOR TO THE SCHEDULED SHIPMENT DATE.

4.       MINIMUM OF ORDER. ALL ORDERS SHALL HAVE A MINIMUM ORDER OF:

                - Instruments           :                    30 units

5. EXPRESS ORDER. FOR ALL DISCS AND REAGENTS HAVING A SHELF-LIFE OF UNDER TEN (10) MONTHS, THE SELLING PARTY WILL EXERCISE ITS BEST EFFORT IN SHIPPING PRODUCTS WITHIN FORTY EIGHT (48) HOURS FROM THE MANUFACTURE DATE.

ITEM 20. SHIPMENT AND ACCEPTANCE.

1. SHIPMENT. THE SELLING PARTY WILL USE DILIGENT EFFORTS TO SHIP THE PRODUCTS AT THE TIME REQUESTED IN FIRM ORDERS ACCEPTED BY THE SELLING PARTY. IN THE EVENT OF SHORTAGE OF LABOR, ENERGY, COMPONENTS, RAW MATERIALS OR SUPPLIES OR INTERRUPTION OF THE SELLING PARTY PRODUCTION OR SHIPMENT FOR REASONS BEYOND THE SELLING PARTY'S REASONABLE CONTROL, THE SELLING PARTY WILL GIVE THE PURCHASING PARTY REASONABLE PRIORITY IN TERMS OF ALLOCATING THE SELLING PARTY'S PRODUCTION AND SHIPMENT OF THE PRODUCTS.

         Without liability to any person and without prejudice to any other remedy, the Selling Party may withhold or delay shipment of any order if the other party is late in payment or is otherwise in default under this Agreement. The Selling Party shall promptly notify the Purchasing Party in the event that the Selling Party withholds or delays shipments under this Agreement.

2. PACKAGING AND SHIPMENT-RISK OF LOSS. THE SELLING PARTY WILL PACKAGE IN AN EXPORT DAMAGE PROOFED CONTAINER AND SHIP ALL ITEMS SUBJECT TO FIRM ORDERS IN SELLING PARTY'S CUSTOMARY MANNER. ALL SHIPMENTS WILL BE F.O.B. DEPARTURE ORIGIN. TITLE TO THE PRODUCTS AND THE RISK OF LOSS OF OR DAMAGE TO THE PRODUCTS ORDERED BY THE PURCHASING PARTY WILL PASS TO THE PURCHASING PARTY UPON F.O.B. DEPARTURE ORIGIN. SUBSEQUENT LOSS OR DAMAGE WILL NOT RELIEVE THE PURCHASING PARTY OF ANY OBLIGATION UNDER THIS AGREEMENT.

3. SHIPMENT EXPENSE. THE PURCHASING PARTY WILL SELECT THE METHOD AND CARRIER TO TRANSPORT THE PRODUCTS ORDERED TO THE SELLING PARTY. THE PURCHASING PARTY WILL PAY ALL COSTS OF TRANSPORTATION AND EXPORT FEES. THE PURCHASING PARTY SHALL PAY ALSO ALL IMPORT FEES, CUSTOM FEES AND CUSTOMS BROKERAGE EXPENSES AND SIMILAR CHARGES. THE PURCHASING PARTY AT ITS EXPENSE WILL MAKE AND NEGOTIATE ANY CLAIMS AGAINST ANY CARRIER, INSURER OR FREIGHT FORWARDER. THE SELLING PARTY WILL COOPERATE WITH AND ASSIST THE PURCHASING PARTY IN MAKING SUCH CLAIMS.

4. ACCEPTANCE. THE PURCHASING PARTY WILL HAVE TEN (10) WORKING DAYS AFTER ITS RECEIPT OF PRODUCTS TO ACCEPT OR REJECT THOSE PRODUCTS. THE PURCHASING PARTY MAY ONLY REJECT PRODUCTS WHICH FAIL TO CONFORM TO THE WARRANTY FOR THE PRODUCTS CONTAINED IN SECTION 7 BELOW. IF THE PURCHASING PARTY HAS NOT NOTIFIED THE SELLING PARTY ORALLY (WITH WRITTEN CONFIRMATION FROM THE PURCHASING PARTY DELIVERED TO SELLING PARTY WITHIN TEN (10) WORKING DAYS AFTER SUCH NOTIFICATION) OR IN WRITING OF ITS REJECTION OF PRODUCTS WITHIN TEN (10) WORKING DAYS AFTER RECEIPT OF THOSE PRODUCTS, THOSE PRODUCTS WILL BE DEEMED ACCEPTED BY THE PURCHASING PARTY. THE PURCHASING PARTY WILL, UPON THE REQUEST OF THE SELLING PARTY AND IN ACCORDANCE WITH THE SELLING PARTY'S STANDARD PROCEDURES, RETURN SUCH REJECTED PRODUCTS TO THE

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         SELLING PARTY AT THE SELLING PARTY'S EXPENSE AND RISK; PROVIDED,
         HOWEVER, THAT THE PURCHASING PARTY SHALL REIMBURSE THE SELLING PARTY IF SUCH PRODUCTS IN FACT CONFORM TO WARRANTY FOR THE PRODUCTS AS CONTAINED IN SECTION 7 BELOW. THE SELLING PARTY WILL REPLACE, AT SELLING PARTY'S EXPENSE AND RISK, ANY PRODUCTS REJECTED BY THE PURCHASING PARTY PURSUANT TO THIS SECTION 6.4 WITHIN TEN (10) WORKING DAYS AFTER RECEIVING WRITTEN NOTICE OF SUCH REJECTION.

ITEM 21. WARRANTY.

1. WARRANTY AND WARRANTY CONDITIONS. THE PARTIES AGREE TO THE QUALITY WARRANTY QUALITY AND WARRANTY CONDITIONS AS SET FORTH IN EXHIBIT E.

2. SHELF-LIFE OF DISCS AND REAGENTS. THE MINIMUM SHELF-LIFE OF DISCS AND REAGENTS SHIPPED TO THE PURCHASING PARTY BY THE SELLING PARTY SHALL BE AT LEAST 90% FOR THE DISCS AND REAGENTS WHICH HAVE A SHELF-LIFE UNDER 12 MONTHS AND AT LEAST 70% FOR THE DISCS AND REAGENTS WHICH HAVE A SHELF-LIFE EQUAL TO OR LONGER THAN 12 MONTHS OF THE SHELF-LIFE AS DETAILED IN EXHIBIT A AND EXHIBIT B. THE PURCHASING PARTY SHALL AGREE ANY DEVIATION FROM THE SHELF-LIFE IN WRITING. THE MINIMUM SHELF-LIFE CAN BE LOWER DEPENDING ON THE SIZE OF THE ORDER AND AGREED TO IN WRITING BY THE PURCHASING PARTY.

3. DISCLAIMER OF WARRANTIES. EXCEPT FOR THE LIMITED WARRANTY FOR THE PRODUCTS CONTAINED IN SECTION 7.1, THE SELLING PARTY AND ITS SUPPLIERS DISCLAIM ALL WARRANTIES WITH RESPECT TO NON-INFRINGEMENT OF THIRD PARTY RIGHTS, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.

ITEM 22. TRAINING AND MAINTENANCE.

1. TRAINING. THE SELLING PARTY WILL OFFER, WITHOUT CHARGE AND AT A MUTUALLY ACCEPTABLE TIME, ONE (1) TRAINING SESSION IN THE OPERATION AND MAINTENANCE OF THE PRODUCTS AT THE SELLING PARTY'S OFFICES FOR A REASONABLE NUMBER OF PURCHASING PARTY QUALIFIED PERSONNEL. IN ADDITION, PURCHASING PARTY'S PERSONNEL MAY ATTEND SELLING PARTY'S SCHEDULED TRAINING SESSIONS CONDUCTED AT THE SELLING PARTY'S FACILITIES FOR THE SELLING PARTY AT THE THEN CURRENT TRAINING FEES.

2. SPARE PARTS. THE SELLING PARTY AGREES TO SELL SPARE PARTS FOR REPAIR OF THE PRODUCTS. THE SELLING PARTY AGREES TO SELL SPARE PARTS FOR REPAIR OF THE PRODUCTS FOR A PERIOD OF FIVE (5) YEARS AFTER DISCONTINUING A PARTICULAR PRODUCT ORDERED UNDER THIS AGREEMENT. NOT LESS THAN SIX (6) MONTHS PRECEDING THE EXPIRATION OF THIS PERIOD, THE SELLING PARTY WILL PROVIDE THE PURCHASING PARTY WITH A DETAILED SPARE PROVISIONING DOCUMENT, INCLUDING PRICES, TO ENABLE THE PURCHASING PARTY TO ORDER SPARE PARTS IT MAY REQUIRE AFTER THE PERIOD OF AVAILABILITY. THE PRICES FOR SPARE PARTS WILL BE THE SELLING PARTY'S CURRENT PRICES AT THE TIME OF THE PURCHASING PARTY'S ORDER THEREOF. THE PURCHASING PARTY AGREES TO SEND PARTS THAT NEED REPAIR TO THE SELLING PARTY FOR REPAIR. THE SELLING PARTY AGREES TO REPAIR THE BROKEN PART OR SHIP TO THE PURCHASING PARTY A LIKE PART IN GOOD WORKING ORDER. THE PURCHASING PARTY SHALL PAY ALL IMPORT FEES, CUSTOM FEES AND CUSTOMS BROKERAGE EXPENSES AND SIMILAR CHARGES FOR THE REPAIRED PART. THE SELLING PARTY WILL PAY ALL COSTS OF TRANSPORTATION AND EXPORT FEES FOR THE REPAIRED PART. THE COMPLETE LIST WITH REFERENCES AND PRICES OF SPARE PARTS SHALL BE TRANSMITTED TO BOTH PARTIES AT THE STARTING DATE OF THIS AGREEMENT.

3. OUT OF WARRANTY MAINTENANCE. THE SELLING PARTY WILL PROVIDE MAINTENANCE SERVICES TO THE PURCHASING PARTY FOR PRODUCTS WHICH ARE OUT OF WARRANTY AT THE SELLING PARTY'S THEN CURRENT MAINTENANCE FEES AND SUBJECT TO THE SELLING PARTY'S POLICIES WITH RESPECT TO SUCH MAINTENANCE; PROVIDED, HOWEVER, THAT THE SELLING PARTY WILL USE ITS BEST EFFORTS TO REPAIR SUCH PRODUCTS WITHIN TEN (10) WORKING DAYS AFTER RECEIPT OF THOSE PRODUCTS. THE OUT OF WARRANTY MAINTENANCE COST FOR ANY KIND OF REPAIR SHOULD NEVER EXCEED 30% OF THE SELLING PRICE OF A NEW INSTRUMENT.

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ITEM 23. ENGINEERING CHANGES; DOCUMENTATION; COOPERATION.

1. PRODUCT CHANGES. THE SELLING PARTY SHALL HAVE THE RIGHT TO MAKE CHANGES, SUBSTITUTIONS AND MODIFICATIONS IN THE PRODUCTS AND THE PACKAGE INSERTS. SUCH SUBSTITUTIONS OR MODIFICATIONS, OTHER THAN MANDATORY FIELD CHANGE ORDERS REQUIRED FOR EQUIPMENT SAFETY OR PROPER OPERATION, WILL NOT MATERIALLY AND ADVERSELY AFFECT THE FORM, FIT OR FUNCTION OF THE PRODUCTS AND WILL BE OPERATIONALLY COMPATIBLE WITH PRIOR VERSIONS OF THE PRODUCTS.

2. RIGHT TO REPRODUCE DOCUMENTATION. SUBJECT TO SECTION 10.2 OF THIS AGREEMENT, THE PURCHASING PARTY SHALL HAVE THE RIGHT TO TRANSLATE, REPRODUCE AND DISTRIBUTE ANY TRAINING AND END-USER DOCUMENTATION PROVIDED BY THE SELLING PARTY PURSUANT TO THIS AGREEMENT.

ITEM 24. PROPRIETARY RIGHTS; RECORDS, NON-COMPETE.

1. OWNERSHIP BY THE SELLING PARTY. THE PURCHASING PARTY ACKNOWLEDGES AND AGREES THAT THE PURCHASING PARTY HAS NO PROPRIETARY RIGHTS IN THE PRODUCTS OR ANY OTHER MATERIALS RECEIVED FROM THE SELLING PARTY, AND DOES NOT ACQUIRE ANY PROPRIETARY RIGHTS BY VIRTUE OF THIS AGREEMENT, EXCEPT THOSE CONTRACTUAL RIGHTS THAT ARE EXPRESSLY GRANTED HEREIN.

2. TRADEMARKS AND TRADE NAMES. THE SELLING PARTY GRANTS TO THE PURCHASING PARTY A LIMITED, LICENSE TO USE THE SELLING PARTY'S TRADEMARKS. THE PURCHASING PARTY AGREES THAT THE NATURE AND QUALITY OF ANY PRODUCTS OR SERVICES IT SUPPLIES IN CONNECTION WITH THE TRADEMARKS SHALL CONFORM TO THE STANDARDS SET BY THE SELLING PARTY.

                  i. The Selling Party grants the right to the Purchasing Party to prominently display the name of his choice on the Selling Party Instrument, Discs and Reagents. The Selling Party shall cooperate with the Purchasing Party in such adaptation. The Selling Party shall have Sixty (60) days from the effectiveness of this agreement to adopt the Purchasing Party's logo and software changes to reflect the Purchasing Party's name. The color adaptation is considered as a specific requirement and the Selling Party shall have Ninety
(90) days to make such adaptation at the Purchasing Party's entire cost.

                  ii. Format and style used by the Purchasing Party must be approved, in writing in advance, by the Selling Party to protect the Selling Party's trademark rights. All products must be sold in the original packaging and no additions or deletions to the labeling can be made by Purchasing Party unless approved by the Selling Party in writing.

                  iii. The Purchasing Party agrees that all use of the Selling Party's trademarks shall clearly indicate the Selling Party as the trademark owner, and the Purchasing Party shall not do or cause anything to be done that would impair or reduce the Selling Party's rights, title and interest in the trademark information.

3. UNDERTAKING NOT TO COMPETE. THE PURCHASING PARTY AND ITS BRANCH OFFICES, STORES OR THE LIKE IN THE ACTIVITY TERRITORY AS DEFINED IN EXHIBIT C AND EXHIBIT D AGREE TO REFRAIN FROM PROMOTING, SELLING, DISTRIBUTING, REPRESENTING OR OTHERWISE DEALING WITH ANY PRODUCT OR SERVICE, WHICH IS OR MAY BE COMPETITIVE TO THE SELLING PARTY'S PRODUCTS OR SERVICES. THE PURCHASING PARTY, THEIR OWNERS AND SHAREHOLDERS MUST REFRAIN FROM HAVING PARTICIPATION, OR CONSULTING POSITION, IN ANY COMPETITIVE COMPANY OF THE SELLING PARTY ANYWHERE, IN ANY TERRITORY. ANY FAILURE TO APPLY THIS CLAUSE SHALL BE DEEMED A MATERIAL BREACH OF THIS AGREEMENT.

ITEM 25. INDEMNIFICATION.

1. INDEMNIFICATION. THE SELLING PARTY AGREES TO DEFEND AND OTHERWISE HOLD THE PURCHASING PARTY HARMLESS FROM ALL CLAIMS BY THIRD PARTIES PERTAINING TO THE INFRINGEMENT OF UNITED STATES AND E.U. PATENTS, COPYRIGHTS AND TRADE SECRETS BY ANY OF THE PRODUCTS, PROVIDED THAT PURCHASING PARTY GIVES THE SELLING PARTY REASONABLE WRITTEN NOTICE OF ANY SUCH CLAIM TO THE SELLING PARTY WITH FULL COOPERATION (AT THE SELLING PARTY'S EXPENSE) FOR THE DEFENSE OR SETTLEMENT OF THE SAME.

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2.       OPTIONS. IF THE SELLING PARTY RECEIVES NOTICE OF AN ALLEGED
         INFRINGEMENT OR IF PURCHASING PARTY'S USE OF THE PRODUCTS IS PREVENTED BY PERMANENT INJUNCTION, THE SELLING PARTY MAY, AT ITS SOLE OPTION AND EXPENSE, PROCURE FOR THE PURCHASING PARTY THE RIGHT TO CONTINUED USE OF THE PRODUCTS, OR PROVIDE THE PURCHASING PARTY WITH VERSIONS OF THE PRODUCTS THAT ARE NOT INFRINGING, OR REFUND TO PURCHASING PARTY ALL PAYMENTS RECEIVED BY THE SELLING PARTY UNDER THIS AGREEMENT RELATING TO THE PRODUCTS (REFLECTING ANY QUANTITY OR OTHER DISCOUNTS GRANTED TO THE PURCHASING PARTY, LESS ANY AMOUNT FOR DEPRECIATION CALCULATED IN A STRAIGHT-LINE BASIS OVER AN ASSUMED USEFUL LIFE OF THREE (3) YEARS).

3. EXCLUSIONS. IN NO EVENT WILT THE SELLING PARTY HAVE ANY LIABILITY UNDER THIS SECTION 11 FOR ANY CLAIM OF INFRINGEMENT WHICH IS BASED ON (A) COMBINATION OR USE OF THE PRODUCTS WITH EQUIPMENT WHERE THE INFRINGEMENT WOULD NOT BE CAUSED BY USE OF THE PRODUCTS ALONE, OR (B) MODIFICATION OF THE PRODUCTS BY OTHER THAN THE SELLING PARTY IF SUCH CLAIM COULD HAVE BEEN AVOIDED BY THE USE OF UNMODIFIED VERSIONS OF THE PRODUCTS.

4.       LIMITATION. THE RIGHTS GRANTED TO THE PURCHASING PARTY UNDER THIS
         SECTION 11 ARE THE PURCHASING PARTY'S SOLE AND EXCLUSIVE REMEDY FOR ANY ALLEGED INFRINGEMENT OF ANY PROPRIETARY RIGHTS OF ANY KIND.

5. PURCHASING PARTY'S INDEMNIFICATION. THE PURCHASING PARTY WILL INDEMNIFY THE SELLING PARTY AGAINST THIRD-PARTY CLAIMS BASED ON MISLEADING STATEMENTS, PROVIDED THAT THE SELLING PARTY GIVES PURCHASING PARTY REASONABLE WRITTEN NOTICE OF ANY SUCH CLAIM AND PROVIDES THE PURCHASING PARTY WITH FULL COOPERATION (AT THE PURCHASING PARTY'S EXPENSE) FOR THE DEFENSE OR SETTLEMENT.

ITEM 26. LIMITATION OF LIABILITY.

1. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL DAMAGES, INCLUDING ANY LOST PROFITS, LOST SAVINGS OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, HOWEVER CAUSED, WHETHER FOR BREACH OR REPUDIATION OF CONTRACT, TORT, BREACH OF WARRANTY, NEGLIGENCE, OR OTHERWISE, WHETHER OR NOT THE PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGES.

2. NO ACTION MAY BE BROUGHT OR ARBITRATION DEMANDED UNDER THIS AGREEMENT AT ANY TIME MORE THAN TWELVE (12) MONTHS AFTER THE CAUSE OF ACTION OR ARBITRATION AROSE.

3. NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT, THE SELLING PARTY'S TOTAL LIABILITY TO PURCHASING PARTY ARISING FROM OR IN RELATION TO THIS AGREEMENT OR THE PRODUCTS SHALL BE LIMITED TO THE TOTAL PAYMENTS TO THE SELLING PARTY UNDER THIS AGREEMENT FOR THE RELEVANT PRODUCTS. THIS LIMITATION WILL APPLY TO ALL CAUSES OF ACTION IN THE AGGREGATE. IN NO EVENT WILL THE SELLING PARTY BE LIABLE FOR THE COST OF PROCUREMENT OF SUBSTITUTE GOODS.

ITEM 27. CONFIDENTIAL INFORMATION.

1. CONFIDENTIAL INFORMATION. EACH PARTY AGREES TO USE THE OTHER PARTY'S CONFIDENTIAL INFORMATION ONLY AS AUTHORIZED IN THIS AGREEMENT AND TO USE DILIGENT EFFORTS, AND AT LEAST THE SAME DEGREE OF CARE THAT IS USED TO PROTECT ITS OWN CONFIDENTIAL INFORMATION OF LIKE IMPORTANCE, TO PREVENT UNAUTHORIZED USE, DISSEMINATION AND DISCLOSURE OF THE OTHER'S CONFIDENTIAL INFORMATION DURING AND AFTER THE TERM OF THIS AGREEMENT. "CONFIDENTIAL INFORMATION" INCLUDES:

                  i. In the case of the Selling Party, any software and hardware designs, drawings, procedures and trade secrets, including any specifications, schematic, mechanical and engineering drawings, and engineering documentation for the Products;

                  ii. Any and all methods, algorithms, techniques and processes contained in or related to the Products;

                  iii. Both parties' research and development, pricing and new product and marketing plans, unless and until publicly disclosed;

                  iv. Nonpublic financial and administrative information concerning either party; and

                  v. Any other information designated by either party in writing as confidential or proprietary.

2. EXCEPTIONS. CONFIDENTIAL INFORMATION WILL NOT INCLUDE ANY INFORMATION THAT (A) BECOMES KNOWN TO THE GENERAL PUBLIC WITHOUT FAULT OR BREACH ON THE PART OF THE RECEIVING PARTY; (B) THE RECEIVING PARTY OBTAINS FROM A THIRD PARTY WITHOUT BREACH OF A NON-DISCLOSURE OBLIGATION AND WITHOUT RESTRICTION ON DISCLOSURE; OR (C) IS ALREADY KNOWN TO THE RECEIVING PARTY PRIOR TO ITS DISCLOSURE BY THE OTHER PARTY.

3. PUBLICITY. NEITHER PARTY SHALL MAKE PUBLIC INFORMATION CONCERNING THIS AGREEMENT NOR THE SUPPLIES OR SERVICES PROVIDED THEREUNDER WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTY EXCEPT AS MAY BE REQUIRED BY LAW OR PURSUANT TO A LAWFUL REQUEST OF A GOVERNMENTAL AGENCY. SUCH DISCLOSURE REQUIRED BY LAW OR PURSUANT TO LAWFUL REQUEST UPON ONE PARTY SHALL BE COMMUNICATED, IN A TIMELY MANNER, TO THE OTHER PARTY. NOTWITHSTANDING THIS PROVISION, THE SELLING PARTY RESERVES THE RIGHT TO USE THE PURCHASING PARTY'S NAME AND SALES IN PRESS RELEASES ABOUT THE SALE OF THE SELLING PARTY PRODUCTS IN THE FOREIGN MARKET.

4. SPECIFIC EXCEPTION. THE SELLING PARTY IS ALLOWED TO KEEP CONFIDENTIAL VERY SPECIFIC TECHNICAL INFORMATION WHICH IS STRATEGICALLY VERY IMPORTANT FOR THE SELLING PARTY AND WHICH IS NOT IMPORTANT FOR SELLING AND/OR SERVICING THE INSTRUMENTS BY THE PURCHASING PARTY.

ITEM 28. TERM AND TERMINATION.

1. TERM. THE INITIAL TERM OF THIS AGREEMENT WILL COMMENCE ON THE EFFECTIVE DATE AND, UNLESS EARLIER TERMINATED AS PROVIDED BELOW, WILL CONTINUE FOR A PERIOD OF TEN (10) YEARS AFTER THE EFFECTIVE DATE (THE "INITIAL TERM").

2.       TERMINATION FOR CAUSE. THIS AGREEMENT AND ALL LICENSES THEREUNDER WILL
         TERMINATE:

                  i. On the thirtieth (30th) day after either party gives the other notice of a material breach by the other of any term or condition of this Agreement, unless the breach is cured or notice of intent to cure and to accept such notice by the other party before that day; provided that (i) any breach of
Section 13 ("Confidential Information") will be deemed a material breach of this Agreement that cannot be cured, and (ii) if the material breach is either party's failure to pay any amounts due in a timely manner, the notice of default shall provide for a cure period of not less than five (5) working days; or

                  ii. Immediately and without further liability after either party gives written notice to the other party if either party declares bankruptcy or bankruptcy proceedings are instituted involuntarily on its behalf, and the voluntary or involuntary proceedings are not dismissed within sixty (60) calendar days.

                  iii. Any failure to purchase the minimum quantities required by paragraph 2.3(g) as specified in Exhibit F hereof shall be deemed a material breach of this agreement.

                  iv. Any failure to distribute the product only in the activity territory required by paragraph 2.2 as specified in Exhibit C and Exhibit D hereof shall be deemed a material breach of this agreement.

                  v. Any failure to respect section 10.3 Non-compete shall be deemed a material breach of this agreement.

                  vi. The Purchasing Party uses a copy, copies, or helps a third party to copy, all or parts of the Selling Party's Products and/or makes or helps to make any modification to the software, design, logo or other changes in or on Products without prior notice and official written authorization from the Selling Party shall be deemed a material breach of this agreement.

3.       THE EFFECT OF TERMINATION. AFTER TERMINATION (NOT FOR CAUSE):

                  i. Any Firm Orders received by the Selling Party prior to termination will remain enforceable, regardless of when such Firm Orders will be shipped;

                  ii. The Purchasing Party may continue to market the Products in its possession in its customary manner in the ordinary course of business; and

                  iii. Payment and indemnification obligations arising prior to termination and the obligations of each party to keep the other's Confidential Information confidential, will remain in force.

4. LIABILITY AND OTHER REMEDIES. NEITHER PARTY WILL BE LIABLE FOR DAMAGES OF ANY KIND AS A RESULT OF EXERCISING ITS RIGHT TO TERMINATE THIS AGREEMENT ACCORDING TO ITS TERMS, AND TERMINATION WILL NOT AFFECT ANY OTHER RIGHT OR REMEDY OF EITHER PARTY.

ITEM 29. JUDICIARY SETTLEMENT AND ARBITRATION.

         Except as set forth in this Section 15, any controversy, claim or dispute arising out of or related to this Agreement, or the breach or alleged breach hereof, will be submitted by the parties to the tribunal of the defendant party which is the only competent body for any dispute relative to this contract:

                  The competent tribunal for MELET is the Tribunal De Commerce DePontoise - France which will settle the dispute according to the civil procedure.

                  The competent tribunal for ABAXlS is the American Arbitration Association in the City of Sunnyvale, State of California, United States, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association by three (3) arbitrators (one of whom will be chosen by each party and the third of whom will be chosen by the two arbitrators chosen by the Parties).

ITEM 30. GENERAL PROVISIONS.

1. ASSIGNMENT. THE SELLING PARTY MAY ASSIGN THIS AGREEMENT TO THE SURVIVING ENTITY IN A MERGER OR CONSOLIDATION IN WHICH IT PARTICIPATES OR TO A PURCHASER OF ALL OR SUBSTANTIALLY ALL OF ITS ASSETS; OR, THE SELLING PARTY MAY ASSIGN THIS AGREEMENT TO ANY PERSON TO WHOM IT TRANSFERS ALL OR SUBSTANTIALLY ALL OF ITS PROPRIETARY RIGHTS IN THE PRODUCTS WITH PRIOR AGREEMENT BY BOTH PARTIES IN WRITING. NEITHER PARTY MAY ASSIGN ANY RIGHTS OR DELEGATE ANY DUTIES UNDER THIS AGREEMENT WITHOUT THE OTHER PARTY'S PRIOR WRITTEN CONSENT, AND ANY ATTEMPT TO DO SO WITHOUT THAT CONSENT WILL BE VOID. THIS AGREEMENT WILL BIND AND INURE TO THE BENEFIT OF THE PARTIES AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS.

2. CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE AGREEMENT OF THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS.

3. AMENDMENT. THIS AGREEMENT MAY BE AMENDED OR SUPPLEMENTED ONLY BY A WRITING THAT REFERS EXPLICITLY TO THIS AGREEMENT AND THAT IS SIGNED ON BEHALF OF BOTH PARTIES.

4. WAIVER. NO WAIVER WILL BE IMPLIED FROM CONDUCT OR FAILURE TO ENFORCE RIGHTS. NO WAIVER WILL BE EFFECTIVE UNLESS IN A WRITING SIGNED ON BEHALF OF THE PARTY AGAINST WHOM THE WAIVER IS ASSERTED.

5. CONTINGENCIES. NEITHER PARTY WILL HAVE THE RIGHT TO CLAIM DAMAGES OR TO TERMINATE THIS AGREEMENT AS A RESULT OF THE OTHER PARTY'S FAILURE OR DELAY IN PERFORMANCE DUE TO CIRCUMSTANCES BEYOND ITS REASONABLE CONTROL, INCLUDING BUT NOT LIMITED TO LABOR DISPUTES, STRIKES, LOCKOUTS, SHORTAGES OF OR INABILITY TO OBTAIN LABOR, ENERGY, COMPONENTS, RAW MATERIALS OR SUPPLIES, WAR, RIOT, INSURRECTION, EPIDEMIC, ACTS OF GOD, OR GOVERNMENTAL ACTION NOT THE FAULT OF THE NON-PERFORMING PARTY.

6. SEVERABILITY. IF ANY PART OF THIS AGREEMENT IS FOUND INVALID OR UNENFORCEABLE THAT PART WILL BE ENFORCED TO THE MAXIMUM EXTENT PERMITTED BY LAW AND THE REMAINDER OF THIS AGREEMENT WILL REMAIN IN FULL FORCE.

7. ENTIRE AGREEMENT. THIS AGREEMENT, INCLUDING ALL EXHIBITS TO THIS AGREEMENT, WHICH ARE HEREBY INCORPORATED BY REFERENCE, REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES RELATING TO ITS SUBJECT MATTER AND SUPERSEDES ALL PRIOR REPRESENTATIONS, DISCUSSIONS, NEGOTIATIONS AND AGREEMENTS, WHETHER WRITTEN OR ORAL. THE ORIGINAL OF THIS AGREEMENT HAS BEEN WRITTEN IN ENGLISH AND ENGLISH IS THE GOVERNING LANGUAGE OF THIS AGREEMENT.

8. NOTICES. EVERY NOTICE OR OTHER COMMUNICATION REQUIRED OR CONTEMPLATED BY THIS AGREEMENT BY EITHER PARTY SHALL BE DELIVERED EITHER BY (A) PERSONAL DELIVERY, (B) CERTIFIED OR REGISTERED AIR MAIL (POSTAGE PREPAID, RETURN RECEIPT REQUESTED), OR (C) "TESTED" FAX (A FAX FOR WHICH THE PROPER ANSWER BACK HAS BEEN RECEIVED) ADDRESSED TO THE PARTY FOR WHOM INTENDED AT THE FOLLOWING ADDRESS:

                 If to ABAXIS, at the following address:

                 Abaxis, Inc.
                 1320 Chesapeake Terrace
                 Sunnyvale, CA 94089
                 Attn.:  Corporate Secretary
                 Fax:  (408) 734-0200

                 If to MELET, at the following address:

                 MELET SCHLOESING Laboratoires
                 BP 508 - 9 ch. Jules Cesar - OSNY
                 95528 - CERGY-PONTOISE Cdx
                 France
                 Attn.:  President

or at such other address as the intended recipient previously shall have designated by written notice to the other parties. Notice by mail shall be effective on the date it is officially recorded as delivered to the intended recipient by return receipt or equivalent. All notices and other communication required or contemplated by this Agreement delivered in person or sent by "tested" fax shall be deemed to have been delivered to and received by the addressee and shall be effective on the date of personal delivery or on the date sent, respectively. Notice not given in writing shall be effective only if acknowledged in writing by a duly authorized representative of the party to whom it was given.

9. RELATIONSHIP OF PARTIES. THE PARTIES TO THIS AGREEMENT ARE INDEPENDENT CONTRACTORS. THERE IS NO RELATIONSHIP OF AGENCY, PARTNERSHIP, JOINT VENTURE, EMPLOYMENT OR FRANCHISE BETWEEN THE PARTIES. NEITHER PARTY HAS THE AUTHORITY TO BIND THE OTHER OR TO INCUR ANY OBLIGATION ON ITS BEHALF. PURCHASING PARTY SHALL NOT HAVE, AND SHALL NOT REPRESENT THAT IT HAS, ANY POWER, RIGHT OR AUTHORITY TO BIND THE SELLING PARTY, OR TO ASSUME OR CREATE ANY OBLIGATION OR RESPONSIBILITY, EXPRESS OR IMPLIED TO APPEAR AS A BONAFIDE AGENT OR REPRESENTATIVE, ON BEHALF OF THE SELLING PARTY OR IN NAME, EXCEPT AS EXPRESSLY PERMITTED IN WRITING. ALL SUCH DUTIES SHALL EXTEND TO PURCHASING PARTY'S EMPLOYEES, SUBCONTRACTORS, AGENTS, HEIRS AND ASSIGNS.

10. EFFECTIVE DATE. THIS AGREEMENT IS SUBJECT TO ALL NECESSARY APPROVALS AND/OR AUTHORIZATIONS OR OTHER REQUIRED PROCEDURES OF THE GOVERNMENTS OF FRANCE AND THE UNITED STATES HAVING BEEN OBTAINED OR COMPLETED. IN THE EVENT THAT A RECOMMENDATION OR ORDER FOR MODIFICATION OR SUSPENSION OF THE TERMS AND CONDITIONS OF THIS AGREEMENT OR THE ACTS CONTEMPLATED HEREUNDER IS MADE BY EITHER OF THE ABOVE-MENTIONED GOVERNMENTS, THIS AGREEMENT SHALL ONLY BECOME OR CONTINUE TO BE EFFECTIVE IF AN AMENDMENT IS EXECUTED IN WRITING BY THE PARTIES. FAILURE BY THE PARTIES TO REACH AN AGREEMENT SHALL RESULT IN THIS AGREEMENT BEING DEEMED NULL AND VOID AB INITIO, AND ALL RIGHTS, DUTIES AND OBLIGATIONS OF EACH PARTY TO THE OTHER SHALL NO LONGER EXIST. IN THE EVENT OF SUCH TERMINATION, ANY EXPENSES WHICH EITHER PARTY MAY HAVE INCURRED IN RESPECT TO THIS AGREEMENT AND THE SUBJECT MATTER OF THIS AGREEMENT SHALL BE FOR THE ACCOUNT OF THE PARTY HAVING INCURRED THEM.

11. AUTHORITY. EACH PARTY WARRANTS THAT IT HAS FULL POWER TO ENTER INTO AND PERFORM THIS DISTRIBUTION AGREEMENT, AND THE PERSON SIGNING THIS LICENSE AGREEMENT ON SUCH PARTY'S BEHALF HAS BEEN DULY AUTHORIZED AND EMPOWERED TO ENTER INTO THIS DISTRIBUTION AGREEMENT, UNDERSTANDS IT AND AGREES TO BE BOUND BY IT.

         IN WITNESS WHEREOF, the parties hereto have executed this Distribution Agreement as of the day and year first written above.

            ABAXIS, Inc.

            By:
                -----------------------------         --------------------------
                      Clinton Severson                Date
                       President and CEO

         MELET SCHLOESING Laboratoires:
                                                      --------------------------
                                                      Date

            By:
                -----------------------------

                                    EXHIBITS

Exhibit A         -        ABAXIS Products and Price List

Exhibit B         -        MELET Products and Price List

Exhibit C         -        ABAXIS Territories

Exhibit D         -        MELET Territories

Exhibit E         -        Quality Warranty & Warranty Conditions

Exhibit F         -        Minimum Purchase Requirements

                                    EXHIBIT A

                    ABAXIS PRODUCT DESCRIPTION AND PRICE LIST

A.       INSTRUMENTS

        1)         Vetscan(R) / Piccolo Analyzer                                   U.S. $***
                   As long as MELET Purchases 1 VetScan(R) (or Piccolo) for each
                   1-1/2 MS4's purchased by ABAXIS
        2)         Vetscan(R) / Piccolo Analyzer                                   U.S. $***
                   This price is good for each Vetscan(R) (or Piccolo) MELET
                   Purchases above 1 Vetscan(R)for each 1-1/2 MS4's
                   purchased by ABAXIS

B.

REAGENT DISCS                                                             Shelf-Life in months        Prices
---------------------------------------------------------------------------------------------------------------
500-005              Prep Profile Box of 10 ALT, BUN, CRE, GLU, & TP                  18              U.S. $***
500-0055             Prep Profile Box of 25                                           18              U.S. $***
500-0002             Diagnostic Profile Plus Box of 10 ALB, ALP, ALT,                  8              U.S. $***
                     AMY, BUN, CA++, CHOL, CRE, GLOB*, GLU, K+, TBIL &
                     TP

500-0052             Diagnostic Profile Plus 80% of 25                                 8              U.S. $***
500-0003             Liver Profile Box of 10                                          18              U.S. $***
                     ALB, ALP, ALT, AST, GGT, GLOB*, TBIL, & TP
500-0004             Thyroxine (T4) Test Box of 10                                     6              U.S. $***
500-0014             Equine Profile  Box of 10                                        12              U.S. $***
500-0017             Critical Care Profile  Box of 10                                  6              U.S. $***
400-0003             Piccolo Liver Panel Plus Box of 10                               12              U.S. $***
                     ALB, ALP, ALT, AMY, AST, GGT, TBIL & TP
400-0006             Piccolo General Chemistry 6 Box of 10 ALT, AST,                  18              U.S. $***
                     BUN, CRE, GGT & GLU
400-0007             Piccolo General Chemistry 7 Box of 10 BUN, CA++,                 12              U.S. $***
                     CHOL, CRE, GLU, TBIL & UA
400-0012             Piccolo General Chemistry 12 Box of 10 ALB, ALP,                 18              U.S. $***
                     ALT, AMY, AST, BUN, CA++, CHOL, CRE,GLU, TBIL & TP

C.       Accessories

100-9000             Instrument Carrying Case                             U.S. $***
100-8001             Plug, Lighter Adapter                                U.S. $***
500-7005             VetScan(R) Result Cards, 15/pkg.                     U.S. $***
200-7007             VetScan(R) Operators Manual                          U.S. $***
500-9002             Drummond Capillary Pipettes 100/pkg. (100            U.S. $***
                     microliter)
500-9003             B-D lithium heparin vacutainer Tubes (100/box)       U.S. $***
500-9004             Plastic Pipettes (440/box)                           U.S. $***
400-7056             Piccolo Result Cards 15/Pkg                          U.S. $***
400-7008             Piccolo Operators Manual                             U.S. $***

D.       Spare Parts

To follow later this week

PRICES PER QUANTITY FOR THE DISCS & REAGENTS SHALL BE OFFERED FROM THE SELLING PARTY TO THE PURCHASING PARTY.

                                    EXHIBIT B

                    MELET PRODUCT DESCRIPTION AND PRICE LIST

A)       Equipment

        1)        MS4 Vet/Human                                                     E***
                  As long as MELET Purchases 1 ABAXIS' Instrument for each 1-1/2
                  MS4's purchased by ABAXIS
        2)        MS4 Vet/Human
                  This price is good for each MS4 ABAXIS Purchases above            E***
                  1-1/2 MS4's for each 1 ABAXIS' Instrument Purchased by MELET.

B)       Reagents


        1)        `Cleaning Solution'                                               E***
        2)        Blood Cell Control `102CONTROL-DIFF 3x1 tubes                     E***
        3)        `HEMOKIT200' Blood microsampler (200/box)                         E***
        4)        MS4-PACK (with MS-Card) for MS4 Vet                               E***
        5)        MS4-PACK (with MS-Card) for MS4 Human                             E***
        6)        Blood clot filter
        7)        Tubing

C)       Accessories

         To follow later this week

D)       Spare parts

         To follow later this week

PRICES PER QUANTITY FOR THE DISCS 8 REAGENTS SHALL BE OFFERED FROM THE SELLING PARTY TO THE PURCHASING PARTY.

                                    EXHIBIT C

                               ABAXIS Territories

                                      U.S.A
                                     Canada
                                 United Kingdom
                                    Australia
                                   New Zealand
                                     Mexico
                                      Japan

NEW ACTIVITY TERRITORIES SHALL BE NEGOTIATED IN COMPLIANCE WITH DIRECT IMPLANTATION OF THE PURCHASING PARTY OR ON PROVED STRENGTH AND EFFICIENCY OF THE LOCAL AGENT CONCERNING ALREADY DEVELOPED BUSINESS.

                                    EXHIBIT D

                                MELET TERRITORIES

                                     France
                                     Belgium
                                 The Netherlands
                                   Luxembourg
                                     Austria
                                     Hungary
                             United Arabic Emirates
                                     Jordan
                                    Palestine
                                  Saudi-Arabia
                                      Iran
                                      Iraq
                                      Yemen
                                      Oman
                                     Bahrain
                                     Kuwait
                                      Qatar
                                     Taiwan
                                      China
                                    Hong-Kong

NEW ACTIVITY TERRITORIES SHALL BE NEGOTIATED IN COMPLIANCE WITH DIRECT IMPLANTATION OF THE PURCHASING PARTY OR ON PROVED STRENGTH AND EFFICIENCY OF THE LOCAL AGENT CONCERNING ALREADY DEVELOPED BUSINESS.

                                    EXHIBIT E

                    QUALITY WARRANTY AND WARRANTY CONDITIONS

The quality warranty and Warranty conditions covered by the agreement between the Parties are defined as follows:

The Selling Party guarantees the goad quality and workmanship of the goods to be delivered The Selling Party's obligation under this guarantee shall be limited to replacing without charge, ex-works, any part or parts proved defective within the guarantee period and returned to the Selling Party at the Purchasing Pafly's expense, provided that notice of such defect and satisfactory proof thereof is given by the Purchasing Party immediately after discovery, and also provided that said products shall not have been taxed beyond their normal capacity and shall in all respects have been operated and maintained in a normal and adequate manner. The guarantee period is for 5 (five) years after shipment from the Selling Party's plant.

The Selling Party's obligation in this respect shall not apply to nor include any of said products or parts thereof which have been subject to accident, alteration, abuse or misuse and/or are not in an originally Selling Party's good shape and/or are broken. Notwithstanding the foregoing, no guarantee whatsoever:

         -        Batteries

         -        Electric Lamps

         -        LCD

         -        Plastic Tubes

         -        Springs

         -        Printer head

and other expendable materials and parts and any material and part which by nature of application has an unpredictable time of life.

Any equipment which,

         - uses, in the customer's premises, other reagents than those recommended and sold by the Selling Party

         - is connected on other devices than those recommended and sold by the Selling Party, will automatically lose all the Manufacturer's guarantees.

No guarantee other than set forth above is given nor shall any be implied.

The Selling Party accepts no contingent liability and shall in no event be liable for consequential damages.

The Purchasing Party agrees to send back to the Selling Party's address, at the Purchasing Party's cost. the s are parts which need to be repaired or replace under warranty conditions with the necessary following information:

         1)       Failing part origin :

                  -        Date of the fail

                  -        Equipment Type

                  -        Serial number of the equipment

                  -        Date of installation

                  -        Program version

                  -        Customer's address

         2)       Established defects of the failing part

         3)       The entire part and all sub-assemblies and accessories.

The Selling Party will replace any part or parts which prove defective and which are in compliance with the warranty conditions in the shortest delay only after receipt of the above information and parts from the Purchasing Party.

                                    EXHIBIT F

                          MINIMUM PURCHASE REQUIREMENTS

1.)  MELET

                                         ABAXIS Instruments                     Discs

FIRST YEAR                               ***                                    TBD
Initial Order                            ***

SECOND YEAR                              ***                                    TBD

THIRD YEAR                               ***                                    TBD

1.)  ABAXIS

                                         MELET Instruments                      Reagents

FIRST YEAR                               ***                                    TBD
Initial Order                            ***

SECOND YEAR                              ***                                    TBD

THIRD YEAR                               ***                                    TBD